================================================================================

                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        AMERICAN STONE INDUSTRIES, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                        AMERICAN STONE INDUSTRIES, INC.
                                900 Keele Street
                            Toronto, Ontario M6N 3E7
                                     Canada

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON NOVEMBER 26, 1997

To Our Stockholders:

     The Annual Meeting of Stockholders of American Stone Industries, Inc. will be held at the offices of Roulston & Company, Inc., 4000 Chester Avenue, Cleveland, Ohio on Wednesday, November 26, 1997 at 10:30 a.m. E.S.T. to:

     (1) Elect six Directors, each to serve for a term of one year, and

     (2) Transact such other business as may properly come before the meeting.

     Only those holders of Common Stock of record at the close of business on October 9, 1997 are entitled to notice of and to vote at the Annual Meeting.

                                          By order of the Board of Directors,

                                          Michael J. Meier
                                          Secretary

October 16, 1997

     The Company's Annual Report for the year ended December 31, 1996 is enclosed. The Annual Report contains financial and other information about the Company, but is not incorporated into the Proxy Statement and is not deemed to be a part of the proxy soliciting material.

     YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. Please sign, date and return your proxy card in the return envelope provided as soon as possible. This will not prevent you from voting your shares in person if you are present at the Annual Meeting.

                        AMERICAN STONE INDUSTRIES, INC.
                                900 Keele Street
                            Toronto, Ontario M6N 3E7
                                     Canada

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON NOVEMBER 26, 1997

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of American Stone Industries, Inc. ("American Stone" or the "Company") of proxies to be used at the Annual Meeting of Stockholders of the Company to be held on Wednesday, November 26, 1997, at 10:30 a.m. E.S.T. at the offices of Roulston & Company, Inc., 4000 Chester Avenue, Cleveland, Ohio (the "Annual Meeting") and at any adjournment or postponement thereof.

     The accompanying proxy is solicited by the Board of Directors of the Company and will be voted in accordance with the instructions contained therein, if it is returned duly executed and is not revoked. If no choice is specified on the proxy it will be voted FOR the election of the six nominees for Director named herein. Any stockholder giving a proxy pursuant to this solicitation may revoke it by giving written notice to the Secretary of the Company at any time prior to its exercise, by voting in person at the Annual Meeting or by submission of a duly executed proxy bearing a later date.

     This Proxy Statement and accompanying form of proxy are being mailed to stockholders on or about October 16, 1997.

     The record date for determination of stockholders entitled to vote at the Annual Meeting was the close of business on October 9, 1997. On that date, there were outstanding and entitled to vote 1,631,364 shares of Common Stock, with a par value of one-tenth cent ($.001) per share (the "Common Stock"), of the Company. On June 1, 1997, the Company instituted a one for ten reverse stock split. Before that date there were 16,313,638 common shares outstanding. Holders of Common Stock are entitled to one vote for each share held by them. The Company has no other voting securities outstanding.

     At the Annual Meeting, in accordance with the Delaware General Corporation Law and the Company's Bylaws, the inspectors of election appointed by the Board of Directors for the Annual Meeting will determine the presence of a quorum and will tabulate the results of stockholder voting. The holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote at the meeting, present in person or by proxy, will constitute a quorum. The inspectors of election intend to treat properly executed proxies that are marked as "vote withheld" as present for purposes of determining whether a quorum is present. Likewise, broker non-votes will be counted in determining a quorum, but will not otherwise be counted in determining the outcome of the election. The six nominees for Director receiving the greatest number of votes will be elected.

                             ELECTION OF DIRECTORS

     Under the Company's Bylaws adopted by the stockholders on November 22, 1996, the authorized number of Directors of the Company shall be not less than three, nor more than seven, as may be fixed from time to time by resolution of the Board of Directors, and each Director shall be elected or designated to serve and hold office until the next Annual Meeting of Stockholders. There are currently six Directors of the Company, all of whom have been nominated to be re-elected for one-year terms. Unless otherwise specified, all duly executed proxies will be voted for the election of the nominees named below. The persons designated as proxies, however, reserve full discretion to cast votes for other persons if any nominee is unable to serve. All nominees have indicated their willingness to serve as Directors, if elected, and the Company has no reason to believe they will be unable to serve.

     Information about the Director nominees is set forth in the following paragraphs.

DIRECTOR NOMINEES FOR TERMS EXPIRING IN 1998

Enzo Costantino...............  Mr. Costantino has served as Treasurer of the Company and as
Age 36                          a Director since 1996. He has been Secretary and Treasurer of
Director since 1996             Terrazzo, Mosaic & Tile Company, Ltd. since 1994. Terrazzo,
                                Mosaic & Tile is a subcontractor for all hard and soft
                                commercial surfaces located in Toronto, Ontario. Prior to
                                joining Terrazzo, Mosaic & Tile, Mr. Costantino was the
                                controller of Daicon Contractors, a general contractor
                                located in Toronto, Ontario, from 1989 to 1994, and the cost accounting manager for Canada Packers, a meat processor
                                located in Toronto, Ontario, from 1983 to 1989.

Glen Gasparini................  Mr. Gasparini has served as President and Chief Executive
Age 45                          Officer of the Company and as a Director since 1995. He has
Director since 1995             been President of Terrazzo, Mosaic & Tile Company, Ltd. since
                                1975. Terrazzo, Mosaic & Tile is a subcontractor for all hard and soft commercial surfaces located in Toronto, Ontario.

Jacquita K. Hauserman.........  Ms. Hauserman has served as a Director of the Company since
Age 55                          1997. She has been employed by Centerior Energy since 1982
Director since 1997             and currently serves as Vice-President of Business Services.
                                Previous positions with Centerior include Vice-President of
                                Customer Support, Vice-President of Customer Service and
                                Community Affairs and Vice-President of Administration.
                                Centerior Energy, located in Cleveland, Ohio, is a holding company for Cleveland Electric Illuminating and Toledo Edison
                                electric utilities. She is also a Director and Trustee of
                                several non-profit organizations in the Cleveland area.

Michael J. Meier..............  Mr. Meier has served as Secretary of the Company and as a
Age 43                          Director since 1996. He has been Vice-President of Finance,
Director since 1996             Chief Financial Officer, Secretary and Treasurer of Defiance,
                                Inc. (Nasdaq NMM: DEFI) since 1990. Defiance is a supplier of tooling systems, testing services, specialty anti-friction bearings and precision-machined products to the U.S.
                                transportation industry, with headquarters in Cleveland,
                                Ohio.

Timothy I. Panzica............  Mr. Panzica has served as a Director of the Company since
Age 42                          1996. He has been Executive Vice-President of Panzica
Director since 1996             Construction Company since 1981. Panzica Construction is a general contracting firm located in Cleveland, Ohio.

Thomas H. Roulston II.........  Mr. Roulston has served as Chairman of the Board of the
Age 64                          Company and as a Director since 1996. He has been Chairman of
Director since 1996             Roulston & Company, Inc. since 1990. Roulston & Company is a registered investment advisor located in Cleveland, Ohio. Mr.
                                Roulston is also Chairman of the Board of Directors of
                                Defiance, Inc. (Nasdaq NMM: DEFI). Defiance is a supplier of tooling systems, testing services, specialty anti-friction bearings and precision-machined products to the U.S.
                                transportation industry, with headquarters in Cleveland,
                                Ohio.

                       INFORMATION REGARDING MEETINGS AND
                      COMMITTEES OF THE BOARD OF DIRECTORS

COMMITTEES OF THE BOARD OF DIRECTORS

     The Audit Committee, established in September 1996 and consisting entirely of nonemployee Directors, did not meet in fiscal 1996 and met two times in 1997 to review the audit of the fiscal 1996 financial statements. The committee reviews the external audit plan and activities, the Company's annual financial statements and the Company's system of internal and financial controls. The committee also reviews all significant fees for audit, audit-related and nonaudit services provided by the independent auditors and recommends the annual selection of independent auditors to the Board. Members of the audit committee are Michael J. Meier (Chairman) and Enzo Costantino. The Compensation Committee, established in September 1996 and consisting entirely of nonemployee Directors, did not meet in fiscal 1996. The committee administers the incentive plans of the Company and its subsidiaries, approves changes in senior executive compensation and recommends changes in the Company's incentive plans to the Board. The committee also recommends the retainer and attendance fees for Directors. Members of the compensation committee are Timothy I. Panzica (Chairman) and Thomas H. Roulston II.

     The Executive Committee, established in September 1996 and consisting entirely of nonemployee Directors, did not meet in fiscal 1996. The committee acts upon matters requiring Board action during the intervals between Board meetings and includes all the functions of the Board of Directors other than the filling of vacancies in the Board of Directors or in any of its committees. Members of the executive committee are Thomas H. Roulston II (Chairman) and Glen Gasparini.

ATTENDANCE AT MEETINGS

     The Board of Directors of the Company met five times during fiscal 1996. During fiscal 1996 each Director attended at least 75 percent of the meetings of the Board of Directors and any Committee of the Board of Directors on which he served.

COMPENSATION OF DIRECTORS

     No Directors' fees are paid to Directors. All Directors are reimbursed for reasonable out-of-pocket expenses incurred in connection with their services as Directors.

                             COMMON STOCK OWNERSHIP

                      BENEFICIAL OWNERSHIP OF STOCKHOLDERS
                         OWNING MORE THAN FIVE PERCENT

     The following table sets forth beneficial owners known to the Company of more than five percent of the Company's outstanding Common Stock as of August 31, 1997. All information with respect to beneficial ownership has been furnished by the respective five percent beneficial holder.

                                                                  NUMBER OF
                      NAME AND ADDRESS OF                       COMMON SHARES         PERCENT OF
                        BENEFICIAL OWNER                      BENEFICIALLY OWNED     TOTAL SHARES
    --------------------------------------------------------  ------------------     ------------
    Roulston Ventures Limited Partnership(1)................        400,000              24.5%
    4000 Chester Avenue
    Cleveland, OH 44103
    TMT Masonry, Ltd.(2)....................................        400,000              24.5%
    900 Keele Street
    Toronto, Ontario, Canada M6N 3E7

---------------

(1) Mr. Thomas H. Roulston II, Director and Chairman of the Board, is a general partner of Roulston Ventures Limited Partnership. Refer to the table regarding Directors and executive officers for detail.

(2) Mr. Glen Gasparini, Director, President and Chief Executive Officer, is President and 75% shareholder of TMT Masonry, Ltd. Refer to the table regarding Directors and executive officers for detail.

                       BENEFICIAL OWNERSHIP OF DIRECTORS
                             AND EXECUTIVE OFFICERS

     The following table sets forth the number of shares of Common Stock beneficially owned by each Director and executive officer of the Company as of August 31, 1997. All information with respect to beneficial ownership has been furnished by the respective Director and executive officer. All shares shown in the table reflect sole voting and investment power unless otherwise indicated.

                                                                NUMBER OF
                     NAME AND ADDRESS OF                      COMMON SHARES          PERCENT OF
                     BENEFICIAL OWNER(1)                    BENEFICIALLY OWNED     TOTAL SHARES(2)
    ------------------------------------------------------  ------------------     ---------------
    Thomas H. Roulston II (3).............................        420,000                25.7%
    Glen Gasparini (4)....................................        418,570(5)             25.5%
    David Tyrrell.........................................         48,500(6)              2.9%
    Enzo Costantino.......................................         10,500(7)              0.6%
    Jacquita K. Hauserman.................................             --                  --
    Michael J. Meier......................................             --                  --
    Timothy I. Panzica....................................             --                  --
    All Directors and executive officers as a group (7
      persons)............................................        897,570(8)             53.5%

---------------

(1) The address of each beneficial owner is c/o American Stone Industries, Inc., 900 Keele Street, Toronto, Ontario, Canada M6N 3E7.

(2) Based on 1,631,364 shares of Common Stock outstanding on August 31, 1997, adjusted for shares subject to options exercisable within 60 days following August 31, 1997 held either by the named individuals or by the group as a whole.

(3) Includes 10,000 shares held by Mr. Roulston's wife. Mr. Roulston disclaims beneficial ownership of these shares. Shares of Common Stock beneficially owned by Mr. Roulston also include 400,000 shares held by Roulston Ventures Limited Partnership, of which Mr. Roulston is a general partner and 9% owner.

(4) Shares of Common Stock beneficially owned by Mr. Gasparini include 400,000 shares held by TMT Masonry, Ltd., of which Mr. Gasparini is President and a 75% shareholder and 4,170 shares held by Terrazzo, Mosaic & Tile Company, Ltd., of which Mr. Gasparini is President and a 75% shareholder.

(5) Includes options, exercisable within 60 days of August 31, 1997, to purchase 10,000 shares.

(6) Includes options, exercisable within 60 days of August 31, 1997, to purchase 25,000 shares.

(7) Includes options, exercisable within 60 days of August 31, 1997, to purchase 10,000 shares.

(8) Includes options, exercisable within 60 days of August 31, 1997, to purchase 45,000 shares.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth the annual and long-term compensation for the year ended December 31, 1996, for the Company's Chief Executive Officer (the "Named Executive Officer"). No other executive officers received compensation whose annual salary and bonus exceeded $100,000 during that year.

                                                                                  LONG TERM COMPENSATION
                                                                                --------------------------
                                                                                  AWARDS
                                             ANNUAL COMPENSATION                ----------      PAYOUTS
                                 -------------------------------------------    SECURITIES    ------------
           NAME AND                                             OTHER ANNUAL    UNDERLYING     ALL OTHER
      PRINCIPAL POSITION         YEAR    SALARY     BONUS(1)    COMPENSATION     OPTIONS      COMPENSATION
-------------------------------  ----    -------    --------    ------------    ----------    ------------
David Tyrrell..................  1996    $96,000     $3,300          --             --             --
President, American Stone
Corporation(2)

The Named Executive Officer did not receive personal benefits or perquisites during fiscal 1996 in excess of the lesser of $50,000 or 10% of his aggregate salary and bonus.
---------------

(1) Based on service during the fiscal year indicated, though not paid until after the fiscal year.

(2) All amounts are in Canadian dollars.

OPTION GRANTS IN LAST FISCAL YEAR

     The Company did not grant any options during the fiscal year ended December 31, 1996.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END VALUES

     The Company had no outstanding options to executive officers during the fiscal year ended December 31, 1996.

PENSION AND RETIREMENT PLANS

     The Company does not have a pension or retirement plan.

EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

     The Company has an employment agreement with Mr. Tyrrell dated May 1996 under which he is to receive a base annual salary of $96,000 (Canadian), a monthly car allowance of $500 (Canadian) and an annual bonus based upon the adjusted net income of American Stone Corporation. This contract expires in 2001.

     The Company does not have any other agreements regarding employment, and does not have any change-in-control arrangements.

              CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

     No Director has any family relationship to any other Director of the Company.

     In 1996, Mr. Glen Gasparini, a Director of the Company, recommended that the Company acquire two Canadian entities. When the Board declined to pursue the transaction to concentrate their efforts in the United States, Mr. Gasparini and Mr. Enzo Costantino, a Director of the Company, pursued the acquisition individually with the Board's approval. The Company has received appropriate indemnifications that it is not a party to and has no responsibility for or out of the proposal and acquisition by Messrs. Gasparini and Costantino.

     In 1996, the Company purchased from David Tyrrell all of the issued and outstanding common shares of Tyrrell Stone Design, Ltd., an Ontario corporation. In consideration of this transaction, Mr. Tyrrell received 200,000 shares of the Company's Common Stock (20,000 shares after giving effect to the reverse stock split), and the Company agreed to employ him as President of the Company's American Stone Corporation subsidiary. Under the terms of his employment agreement, Mr. Tyrrell was given a base salary of ninety-six thousand dollars ($96,000 Canadian) per year.

     Terrazzo, Mosaic & Tile Company, Ltd., of which Mr. Gasparini is President and a 75% shareholder, advanced twenty-nine thousand dollars ($29,000) in January 1996 to the Company. The debt was converted to common stock and Terrazzo, Mosaic & Tile received one hundred sixteen thousand (116,000) shares in exchange for the debt. Terrazzo, Mosaic & Tile Company, Ltd. was also owed seven hundred forty-eight thousand three hundred forty-five dollars ($748,345) for advances to the Company through August 1996. On August 28, 1996, this loan was converted to paid-in-capital.

     Terrazzo, Mosaic & Tile Company, Ltd. received twenty-two thousand two hundred thirty-three dollars ($22,233) from the Company for reimbursement of office expense, stationery and other business supplies during fiscal 1996.

     In February 1996, the Company purchased the operating assets of Cleveland Quarries, L.P., a limited partnership in which American Stone Corporation was a limited partner with a eighty-nine and one-tenth percent (89.1%) ownership interest. Consideration included cash, assumption of certain liabilities and other consideration totaling two million three hundred twenty thousand two hundred fifty-nine dollars ($2,320,259). In negotiating this purchase price, management took into consideration, among other things, (i) the benefit to the Company of acquiring title to the quarries owned by Cleveland Quarries, L.P.,
(ii) the potential economic benefit to the Company of securing title to these assets, especially the land and reserves of stone, and (iii) the value of the assets to be acquired. At the time of the transaction, the general partner of Cleveland Quarries, L.P. was Slate and Stone Corporation of American, Ltd., which held a one percent (1%) interest in the limited partnership.

     During the years ended December 31, 1995 and 1996 the Company purchased stone from Cleveland Quarries, L.P. and paid for expenses such as stationery and business supplies through TMT, its former parent company. At December 31, 1995 and 1996 accounts payable to the same affiliates totaled nine thousand seven hundred thirty-five dollars ($9,735) and ten thousand two hundred two dollars ($10,202), respectively. Such payables were satisfied in the normal course of business.

     On November 22, 1996, TMT, Roulston Ventures, Ltd. ("Roulston Ventures") and the Company entered into a Share Purchase Option Agreement ("Agreement"). Pursuant to the terms of the Agreement, in the event that TMT or Roulston Ventures intends to sell all or any part of their common shares of the Company, the selling party shall first offer to the Company the opportunity to purchase such shares and, in the event that the Company declines to purchase such shares, shall offer such shares to the other party to the Agreement. Upon tender, the Company has fifteen (15) days within which to accept the offer before the shares will be made available to the other party to the Agreement. In the event that neither the Company nor the other party buys the shares, they may be sold to a third party.

     The Company has adopted a policy whereby in the event that management recommends the Company, or any of its subsidiaries, enter into any future business transactions with a related party, such transactions will be reviewed by a majority of the Board who are independent. In addition, if a director is affiliated with the subject related party, that director will abstain from voting on any such proposal.

NOMINATION OF DIRECTORS

     The Board considers suitable candidates for membership on the Board from time to time, and will consider nominees recommended by stockholders. Stockholders wishing to submit a recommendation should write to the Board in care of Mr. Thomas H. Roulston II, Chairman of the Board, American Stone Industries, Inc., 900 Keele Street, Toronto, Ontario, Canada M6N 3E7.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors, executive officers and greater than ten percent stockholders to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"), and to furnish the Company with copies of all such filings. The Company was not a reporting company under the Securities Exchange Act of 1934 during the fiscal year ended December 31, 1996. Consequently, no Forms 3, 4 or 5 were filed pursuant to Section 16(a) during this time period.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee was established in September 1996 and consists entirely of nonemployee directors who have never been employed by the Company or any of its subsidiaries. The committee administers the incentive plans of the Company and its subsidiaries, approves changes in senior executive compensation and recommends changes in the Company's incentive plans to the Board. The committee also recommends the retainer and attendance fees for directors.

     The only executive of the company who receives compensation is David Tyrrell, president of the Company's American Stone Corporation subsidiary. Mr. Tyrrell's compensation is determined by an employment agreement dated May 1996 under which he is to receive a base annual salary of $96,000 (Canadian), a monthly car allowance of $500 (Canadian) and an annual bonus based upon the adjusted net income of American Stone

Corporation. This contract was negotiated as part of the purchase of Tyrrell Stone Design, Ltd. by the Company in 1996, and expires in 2001.

     No directors' fees have been or are currently paid to directors.

                                          Respectfully submitted,

                                          Timothy I. Panzica, Chairman
                                          Thomas H. Roulston II

                            INDEPENDENT ACCOUNTANTS

     The firm of Hobe Lucas served as independent accountants for the Company for the fiscal year ended December 31, 1996, and have been named as such for the current fiscal year. Representatives of Hobe Lucas are expected to be present at the Annual Meeting with the opportunity to make a statement if they so desire and to be available to respond to appropriate questions.

     On September 26, 1996, the Board of Directors appointed, subject to stockholder approval, Hobe Lucas to replace Horton & Company as the Company's independent accountants. The stockholders approved the change in independent auditors at the November 22, 1996 Annual Meeting of Stockholders. There were no disagreements with the former accountants on any matter of accounting principles or practices, or auditing scope or procedure, nor did the former accountant's report contain any adverse opinion or disclaimer of opinion. The decision to change accountants was made as a matter of convenience because the Company intends to relocate its principal place of business from Toronto to Cleveland, Ohio and the former accountants are located in New Jersey.

                            EXPENSES OF SOLICITATION

     The Company expects to solicit proxies primarily by mail, but directors, officers and employees of the Company may also solicit proxies in person or by telephone. All reasonable expenses in connection with the solicitation of proxies will be borne by the Company. The Company will make arrangements for the forwarding, at the Company's expense, of soliciting materials by brokers, nominees, fiduciaries and other custodians to their principals.

                STOCKHOLDERS' PROPOSALS FOR 1998 ANNUAL MEETING

     Stockholder proposals to be presented at the 1998 Annual Meeting, which is expected to be held in May 1998, must be received by the Corporate Secretary for inclusion in the Company's Proxy Statement and form of proxy by February 28, 1998. To be eligible for inclusion in the 1998 proxy materials, such proposal must conform to the requirements set forth in Regulation 14A promulgated under the Securities Exchange Act of 1934.

                                 OTHER MATTERS

     As of the date of this Proxy Statement, the management of the Company has no knowledge of any matters to be presented for consideration at the meeting other than those referred to above. If any other matters properly come before the meeting, the persons named in the accompanying form of proxy intend to vote such proxy according to their best judgment on such matters insofar as the proxies are not limited to the contrary.

                                          By Order of the Board of Directors,

                                          Michael J. Meier
                                          Secretary

October 16, 1997

                        AMERICAN STONE INDUSTRIES, INC.
                PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

       The undersigned hereby appoints Thomas H. Roulston II, Glen Gasparini, or either of them with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of American Stone Industries, Inc. (the "Company") to be held at the offices of Roulston & Company, Inc., 4000 Chester Avenue, Cleveland, Ohio on Wednesday November 26, 1997 at 10:30 a.m., local time, and at any adjournment or adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of Common Stock of the Company held or owned by the undersigned as directed below, and in their discretion upon such other matters as may come before the meeting.

       IF THIS PROXY IS PROPERLY EXECUTED AND RETURNED, THE SHARES REPRESENTED THEREBY WILL BE VOTED. IF A CHOICE IS SPECIFIED BY THE STOCKHOLDER, THE SHARES WILL BE VOTED ACCORDINGLY. IF NOT OTHERWISE SPECIFIED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED IN ITEM 1.

       Please mark your votes as in this example  [X]

   Item 1. Election of Directors.

           Nominees for a one-year             FOR           VOTE WITHHELD
             term:
               Enzo Costantino                 [ ]                [ ]
               Glen Gasparini                  [ ]                [ ]
               Jacquita K. Hauserman           [ ]                [ ]
               Michael J. Meier                [ ]                [ ]
               Timothy I. Panzica              [ ]                [ ]
               Thomas H. Roulston II           [ ]                [ ]

                                                 (Continued on the reverse side)

   (Continued from the other side.)

   Item 2. In their discretion, upon such other matters as may properly come before the meeting, all in accordance with the accompanying Notice and Proxy Statement, receipt of which is acknowledged.

                                                 Please sign, date and return
                                                 promptly in the enclosed
                                                 envelope. Sign exactly as
                                                 name(s) appears on this
                                                 proxy, including where
                                                 proper, official position or
                                                 representative capacity.

                                                 Signature __________________

                                                 Date _______________________

                                                 Signature __________________
                                                            (if held jointly)

                                                 Date _______________________

                                   Proxy Card